Exhibit 10.12b

EXECUTION COPY

FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT

made by

EDGEN MERGER CO.,

EDGEN MURRAY II, L.P.

and certain of its Subsidiaries

in favor of

LEHMAN COMMERCIAL PAPER INC.,

as Administrative Agent and UK Security Agent

Dated as of May 11, 2007

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		Page
8.14.	Additional Grantors.	47
8.15.	Releases.	48
8.16.	WAIVER OF JURY TRIAL	48
8.17.	ABL Intercreditor Agreement.	48

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FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT

FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 11, 2007, made by each of the signatories hereto, in favor of: (A) LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as Administrative Agent (in such capacity, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the First Lien Credit Agreement, dated as of May 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among EDGEN MURRAY II, L.P., a Delaware limited partnership (“Holdings”), EDGEN MERGER CO., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), EDGEN MURRAY CAYMAN CORPORATION, a Cayman exempted company (the “Cayman Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and JEFFERIES FINANCE LLC, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), LCPI, as syndication agent (in such capacity, the “Syndication Agent”), the Administrative Agent and as UK security agent (in such capacity, the “UK Security Agent”), and (ii) the other Secured Parties (as hereinafter defined), and (B) LCPI, as UK Security Agent for the UK Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the First Lien Credit Agreement, the Lenders have severally agreed to make extensions of credit to the US Borrower and the Cayman Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the US Borrower and the Cayman Borrower are members of an affiliated group of companies that includes each other Grantor and each Guarantor;

WHEREAS, the proceeds of the extensions of credit under the First Lien Credit Agreement will be used in part to enable the US Borrower and the Cayman Borrower to make valuable transfers to one or more of the other Grantors and/or Guarantors in connection with the operation of their respective businesses;

WHEREAS, the US Borrower, the other Grantors and the Cayman Borrower are engaged in related businesses, and each Grantor and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the First Lien Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the US Borrower and the Cayman Borrower under the First Lien Credit Agreement that the Grantors and the other Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties or, as specifically stated herein, to the UK Security Agent for the ratable benefit of the UK Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Arrangers, the Administrative Agent and the Lenders to enter into the First Lien Credit

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Agreement and to induce the Lenders to make their respective extensions of credit to the US Borrower and the Cayman Borrower thereunder, each Grantor and each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties or, as specifically stated herein, with the UK Security Agent for the ratable benefit of the UK Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1. Definitions. Unless otherwise defined herein, terms defined in the First Lien Credit Agreement and used herein shall have the meanings given to them in the First Lien Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Account Debtor, Authenticate, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Instruments, Inventory, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) The following terms shall have the following meanings:

“Agreement”: this First Lien Guarantee and Collateral Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

“Canadian Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, and all Securities Accounts, in each case in Edgen Murray Canada Inc. and any other wholly-owned Foreign Subsidiary incorporated under the laws of Canada or any province or territory therein (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, or as defined in applicable federal, state or provincial laws, in each case in or relating to Edgen Murray Canada Inc. and any other wholly-owned Foreign Subsidiary incorporated under the laws of Canada or any province or territory therein and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Equity Interests, and all Pledged Security Entitlements, in each case in or relating to Edgen Murray Canada Inc. and any other wholly-owned Foreign Subsidiary incorporated under the laws of Canada or any province or territory therein.

“Collateral”: as defined in Section 3 (and specifically excluding Excluded Assets and Excluded Collateral).

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

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“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights”: (i) all domestic and foreign copyrights, whether or not the underlying works of authorship have been published, including but not limited to copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. 901 of the U.S. Copyright Act) and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 6.

“Deposit Account”: (i) all “deposit accounts” as defined in Article 9 of the UCC, (ii) all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts) and (iii) shall include, without limitation, all of the accounts listed on Schedule 2 hereto under the heading “Deposit Accounts” (as such schedule may be amended from time to time) together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

“Excluded Assets”:

(i) any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder if and only for so long as the grant of security interest hereunder (a) is prohibited by applicable law or would constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor of such security interest therein pursuant to applicable law, or (b) would require the consent of the counterparty to such lease, licenses, contract or agreement and such consent shall not have been obtained, or (c) would constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (in each case, other than to the extent that any such restriction or prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity);

(ii) assets or properties subject to a Lien securing a purchase money obligation or Capital Lease Obligation permitted to be incurred under the Credit Agreement if the documentation in which such Lien is granted (or the documentation providing for such purchase money obligation or Capital Lease Obligation) prohibits the creation of any other Lien on such asset or property;

(iii) deposit accounts the balance of which consists exclusively of (a) withheld income taxes and federal, state or local employment taxes required to be paid to the Internal Revenue Service or state or local government agencies or foreign government agencies with respect to employees of the Borrowers or any of their Subsidiaries, (b) amounts required to be paid over to an employee benefit plan on behalf of or for the benefit of employees of the Borrowers or any of their Subsidiaries, (c) all segregated

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deposit accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts, payroll accounts, trust accounts and accounts dedicated to the payment of medical and dental claims to employees of the Borrowers or any of their Subsidiaries, and (d) deposit accounts the individual balance of which does not exceed $2,500,000; and

(iv) in excess of 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary owned by an entity organized in the U.S. and 100% of any outstanding Foreign Subsidiary Voting Stock of any other Foreign Subsidiary to the extent securing any US Borrower Obligations hereunder;

provided, however, that such security interest shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified above Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clause (i) or (ii) (unless such Proceeds, substitutions or replacements would constitute Excluded Assets referred to in clause (i) or (ii)).

“Excluded Collateral”: in the case of Holdings, any and all equity interests now owned or hereafter acquired in Edgen Murray Cayman Corporation (to the extent that a valid and perfected security interest exists under any Cayman Share Pledge Agreement).

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“General Intangibles”: all “general intangibles” as such term is defined in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Hedge Agreements and all contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and Authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, and (iv) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

“Grantor”: the collective reference to each Subsidiary Guarantor, Holdings, the US Borrower and each other party that becomes party (other than the Cayman Borrower, Edgen Murray Canada Inc. and any Foreign Subsidiary) to this Agreement pursuant to Section 6.10 of the First Lien Credit Agreement.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such

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Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: the collective reference to each Subsidiary Guarantor and Holdings, and in the case of the UK Obligations only, the collective reference to Holdings, the Subsidiary Guarantors, the US Borrower and Edgen Murray Canada Inc.

“Intellectual Property”: the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws or otherwise, including those relating to Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries, including, without limitation, the Subordinated Intercompany Note.

“Insurance”: shall mean all insurance policies covering any or all of the Collateral or the Canadian Investment Property (regardless of whether the Administrative Agent or the UK Security Agent is the loss payee thereof).

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Equity Interests”), (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers”: the collective reference to each issuer of a Pledged Security.

“Material Contract” shall mean each agreement, contract or license (including any license of Intellectual Property) or other arrangement (a) which constitutes a contract or commitment relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $5,000,000; and (b) which by its terms calls for aggregate payments by the Grantors or any of their Subsidiaries of more than $2,500,000 over the remaining term of such agreement, contract, license or other arrangement except for any such agreement contract or license or other arrangement that may be canceled, without any material penalty or other liability to the Grantors or any of their Subsidiaries, upon notice of 90 days or less.

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“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: (i) in the case of the US Borrower, the US Borrower Obligations, (ii) in the case of the Cayman Borrower, the UK Obligations and (iii) in the case of each Guarantor, its Guarantor Obligations.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Patents”: (i) all domestic and foreign patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 6, all certificates of invention or similar property rights, all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof.

“Pledged Alternative Equity Interests”: shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests and Pledged Trust Interests.

“Pledged Commodity Contracts”: all commodity contracts listed on Schedule 2 (as such Schedule may be amended from time to time) and all other commodity contracts to which any Grantor is party from time to time.

“Pledged Debt Securities”: all debt securities now owned or hereafter acquired by any Grantor, including, without limitation, the debt securities listed on Schedule 2, (as such Schedule may be amended from time to time) together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests”: shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests.

“Pledged LLC Interests”: shall mean all interests of any Grantor now owned or hereafter acquired in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 2 hereto under the heading

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“Pledged LLC Interests” (as such schedule may be amended from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Notes”: all promissory notes now owned or hereafter acquired by any Grantor including, without limitation, those listed on Schedule 2 (as such Schedule may be amended from time to time), all Intercompany Notes at any time issued to any Grantor.

“Pledged Partnership Interests”: shall mean all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 2 hereto under the heading “Pledged Partnership Interests” (as such schedule may be amended from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Stock”: shall mean all shares of capital stock now owned or hereafter acquired by such Grantor, including, without limitation, all shares of capital stock described on Schedule 2 hereto under the heading “Pledged Stock” (as such schedule may be amended from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided, however, that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged to secure the US Borrower Obligations.

“Pledged Securities”: the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

“Pledged Security Entitlements”: all security entitlements with respect to the financial assets listed on Schedule 2 (as such Schedule may be amended from time to time) and all other security entitlements of any Grantor.

“Pledged Trust Interests”: shall mean all interests of any Grantor now owned or hereafter acquired in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 2 hereto under the heading “Pledged Trust Interests” (as such schedule may be amended from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and

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records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Receivable”: all Accounts and any other any right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Second Lien Administrative Agent”: means LCPI, as administrative agent under that certain Second Lien Credit Agreement, dated as of the date hereof, by and among, Holdings, the US Borrower, the lenders from time to time party thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint arrangers and joint bookrunners, and LCPI, as administrative agent.

“Secured Parties”: collectively, the Administrative Agent, the UK Security Agent, the UK Secured Parties, the Lenders and, with respect to any Specified Hedge Agreement, any Affiliate of any Lender party thereto or any Person that was a Lender or an Affiliate thereof when such Specified Hedge Agreement was entered into that has agreed to be bound by the provisions of Section 7.2 hereof as if it were a party hereto and by the provisions of Section 9 of the First Lien Credit Agreement as if it were a Lender party thereto (any such Affiliate or other Person a “Hedge Counterparty”); provided that no Hedge Counterparty shall have any rights in connection with the management or release of any Collateral or the obligations of any Guarantor under this Agreement.

“Securities Act”: the Securities Act of 1933, as amended.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

“Trademarks”: (i) all domestic and foreign trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, Internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule 6 and (ii) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

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“Trade Secret License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including, without limitation, any of the foregoing referred to in Schedule 6.

“Trade Secrets”: (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing referred to in Schedule 6.

“UK Loan Party”: means the Cayman Borrower and each entity that grants a security interest under any Foreign Security Document.

“US Borrower Obligations”: the collective reference to the Obligations (as defined in the First Lien Credit Agreement) other than the UK Obligations.

“US Guarantors”: the collective reference to each Subsidiary Guarantor and Holdings.

“US Secured Parties”: the collective reference to the Secured Parties other than the UK Secured Parties.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other Equipment of any nature covered by a certificate of title law of any jurisdiction and all tires and other appurtenances to any of the foregoing.

1.2. Other Definitional Provisions. The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the US Borrower Obligations, the UK Obligations or the Guarantor Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the US Borrower Obligations or the Guarantor Obligations, as the case may be.

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SECTION 2. GUARANTEE

2.1. US Borrower Obligations Guarantee.

(a) Each of the US Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the US Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the US Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the US Borrower Obligations.

(b) If and to the extent required in order for the Obligations of any US Guarantor under this Section 2.1 to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such US Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such US Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each US Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such US Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such US Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such US Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such US Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.1(b) may be enforced only to the extent required under such laws in order for the obligations of such US Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such US Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each US Guarantor agrees that US Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any US Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until payment in full of the Obligations (other than the UK Obligations).

(e) No payment made by the US Borrower, any of the US Guarantors, any other guarantor or any other Person or received or collected by any US Secured Party from the US Borrower, any of the US Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the US Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any US Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such US Guarantor in respect of the US Borrower Obligations or any payment received or collected from such US Guarantor in respect of the US Borrower Obligations), remain liable for the US Borrower Obligations up to the maximum liability of such US Guarantor hereunder until the US Borrower Obligations (other than (x) Obligations in respect of any Specified Hedge Agreement and (y) the UK Obligations) are paid in full.

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2.2. Rights of Reimbursement, Contribution and Subrogation with respect to the Obligations other than UK Obligations. In case any payment is made on account of the Obligations (other than UK Obligations) by any Grantor or is received or collected on account of the Obligations (other than UK Obligations) from any Grantor or its property:

(a) If such payment is made by the US Borrower or from its property, then, if and to the extent such payment is made on account of Obligations (other than the UK Obligations) arising from or relating to a Loan made to the US Borrower, the US Borrower shall not be entitled (A) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (B) to be subrogated to any claim, interest, right or remedy of any US Secured Party against any other Person, including any other Grantor or its property.

(b) If such payment is made by a US Guarantor or from its property, such US Guarantor shall be entitled, subject to and upon payment in full of the Obligations (other than UK Obligations), (A) to demand and enforce reimbursement for the full amount of such payment from the US Borrower and (B) to demand and enforce contribution in respect of such payment from each other US Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each US Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each US Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all US Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(c) If and whenever (after payment in full of the Obligations (other than UK Obligations)) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor under Sections 2.2(a) and 2.2(b), such Grantor shall be entitled, subject to and upon payment in full of the Obligations (other than UK Obligations), to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.2) to any security interest that may then be held by the Administrative Agent upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the US Secured Parties, and neither the Administrative Agent nor any other US Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after payment in full of the Obligations (other than UK Obligations)) the Administrative Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument satisfactory to the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Administrative Agent.

(d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations (other than UK Obligations) made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations (other than the UK Obligations). Until payment in full of the Obligations (other than UK Obligations), no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or

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claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Obligations (other than UK Obligations). If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the US Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations (other than UK Obligations) and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any US Secured Party against any US Guarantor or its property. The US Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

(f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.2(d) and (ii) neither the Administrative Agent nor any other US Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(c).

2.3. Amendments, etc. with respect to the US Borrower Obligations. Each US Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any US Guarantor and without notice to or further assent by any US Guarantor, any demand for payment of any of the US Borrower Obligations made by any US Secured Party may be rescinded by such US Secured Party and any of the US Borrower Obligations continued, and the US Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any US Secured Party, and the First Lien Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders under the First Lien Credit Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any US Secured Party for the payment of the US Borrower Obligations may be sold, exchanged, waived, surrendered or released. No US Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the US Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto except as otherwise required by applicable law or as otherwise agreed hereunder.

2.4. US Borrower Obligations Guarantee Absolute and Unconditional. Each US Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of

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the US Borrower Obligations and notice of or proof of reliance by any US Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the US Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the US Borrower and any of the US Guarantors, on the one hand, and the US Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each US Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the US Borrower or any of the US Guarantors with respect to the US Borrower Obligations. Each US Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the First Lien Credit Agreement or any other Loan Document, any of the US Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any US Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the US Borrower or any other Person against any US Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the US Borrower or such US Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the US Borrower for the US Borrower Obligations, or of such US Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any US Guarantor, any US Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the US Borrower, any other US Guarantor or any other Person or against any collateral security or guarantee for the US Borrower Obligations or any right of offset with respect thereto, and any failure by any US Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the US Borrower, any other US Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the US Borrower, any other US Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any US Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any US Secured Party against any US Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.5. Reinstatement of US Borrower Obligations. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the US Borrower Obligations is rescinded or must otherwise be restored or returned by any US Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the US Borrower or any US Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the US Borrower or any US Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.6. Payments of Obligations other than UK Obligations. Each US Guarantor hereby guarantees that payments hereunder with respect to the Obligations (other than UK Obligations) will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at the Payment Office specified in the First Lien Credit Agreement.

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2.7. UK Obligations Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the UK Security Agent, for the ratable benefit of the UK Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Cayman Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the UK Obligations.

(b) If and to the extent required in order for the Obligations of any Guarantor under this Section 2.7 to be enforceable under applicable federal, state, provincial and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.8. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.7(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.7(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that UK Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.7(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any UK Secured Party hereunder.

(d) The guarantee of the UK Obligations contained in this Section 2 shall remain in full force and effect until payment in full of the UK Obligations and the Guarantor Obligations in respect thereof.

(e) No payment made by the Cayman Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any UK Secured Party from the Cayman Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the UK Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the UK Obligations or any payment received or collected from such Guarantor in respect of the UK Obligations), remain liable for the UK Obligations up to the maximum liability of such Guarantor hereunder until the UK Obligations are paid in full.

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2.8. Rights of Reimbursement, Contribution and Subrogation with respect to the UK Obligations and the Guarantor Obligations in respect thereof. In case any payment is made on account of the UK Obligations and the Guarantor Obligations in respect thereof by any Grantor or UK Loan Party or is received or collected on account of the UK Obligations and the Guarantor Obligations in respect thereof from any Grantor or UK Loan Party or its property:

(a) If such payment is made by the Cayman Borrower or from its property, then, if and to the extent such payment is made on account of Obligations arising from or relating to a Loan made to the Cayman Borrower, Cayman Borrower shall not be entitled (A) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or UK Loan Party or (B) to be subrogated to any claim, interest, right or remedy of any UK Secured Party against any other Person, including any Grantor or UK Loan Party or their property.

(b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon payment in full of the UK Obligations and the Guarantor Obligations in respect thereof, (A) to demand and enforce reimbursement for the full amount of such payment from the Cayman Borrower and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(c) If and whenever (after payment in full of the UK Obligations and the Guarantor Obligations in respect thereof) any right of reimbursement or contribution becomes enforceable by any Grantor or UK Loan Party against any other Grantor or UK Loan Party under Sections 2.8(a) and 2.8(b), such Grantor or UK Loan Party shall be entitled, subject to and upon payment in full of the UK Obligations and the Guarantor Obligations in respect thereof, to be subrogated (equally and ratably with all other Grantors and UK Loan Parties entitled to reimbursement or contribution from any other Grantor or UK Loan Party as set forth in this Section 2.8) to any security interest that may then be held by the UK Security Agent upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors and UK Loan Parties, and not against the UK Secured Parties, and neither the UK Security Agent nor any other UK Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor or UK Loan Party, then (after payment in full of the Obligations) the UK Security Agent shall deliver to the Grantors and UK Loan Parties making such demand, or to a representative of such Grantors or UK Loan Parties or of the Grantors and UK Loan Parties generally, an instrument satisfactory to the UK Security Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the UK Security Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the UK Security Agent.

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(d) All rights and claims arising under this Section 2.8 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor or UK Loan Party as to any payment on account of the UK Obligations and the Guarantor Obligations in respect thereof made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations. Until payment in full of the UK Obligations and the Guarantor Obligations in respect thereof, no Grantor or UK Loan Party shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor or UK Loan Party in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the UK Security Agent, for application to the payment of the UK Obligations and the Guarantor Obligations in respect thereof. If any such payment or distribution is received by any Grantor or UK Loan Party, it shall be held by such Grantor or UK Loan Party in trust, as trustee of an express trust for the benefit of the UK Secured Parties, and shall forthwith be transferred and delivered by such Grantor or UK Loan Party to the UK Security Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Grantors and UK Loan Parties under the Loan Documents, including their liability for the UK Obligations and the Guarantor Obligations in respect thereof and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.8. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any UK Secured Party against any Guarantor or its property. The UK Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

(f) Each Grantor or UK Loan Party reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor or UK Loan Party, but (i) the exercise and enforcement of such rights shall be subject to Section 2.8(d) and (ii) the UK Security Agent nor any other UK Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.8(c).

2.9. Amendments, etc. with respect to the UK Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the UK Obligations made by any UK Secured Party may be rescinded by such UK Secured Party and any of the UK Obligations continued, and the UK Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any UK Secured Party, and the First Lien Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the UK Security Agent (or the requisite Lenders under the First Lien Credit Agreement or all Lenders, as the case may

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be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any UK Secured Party for the payment of the UK Obligations may be sold, exchanged, waived, surrendered or released. No UK Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the UK Obligations or for the guarantee contained in this Section 2 or any property subject thereto except as otherwise required by applicable law or as otherwise agreed hereunder.

2.10. UK Obligations Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the UK Obligations and notice of or proof of reliance by any UK Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the UK Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Cayman Borrower and any of the Guarantors, on the one hand, and the UK Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Cayman Borrower or any of the Guarantors with respect to the UK Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the First Lien Credit Agreement or any other Loan Document, any of the UK Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any UK Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Cayman Borrower or any other Person against any UK Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Cayman Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Cayman Borrower for the UK Obligations, or of such Guarantor under the guarantee contained in this Section 2, in liquidation, bankruptcy, insolvency, receivership, reorganization or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any UK Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Cayman Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the UK Obligations or any right of offset with respect thereto, and any failure by any UK Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Cayman Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Cayman Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any UK Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.11. Reinstatement of UK Obligations. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the UK Obligations is rescinded or must otherwise be restored or

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returned by any UK Secured Party upon the insolvency, bankruptcy, dissolution, receivership, liquidation or reorganization, or the commencement of proceedings in connection therewith, of the Cayman Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, receiver-manager, intervenor or conservator of, or trustee or similar officer for, the Cayman Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.12. Payments of UK Obligations. Each Guarantor hereby guarantees that payments with respect to the UK Obligations and the Guarantor Obligations in respect thereof hereunder will be paid to the UK Security Agent without set-off or counterclaim in Sterling in immediately available funds at the office of the UK Security Agent located at the Funding Office specified in the First Lien Credit Agreement.

SECTION 3. GRANT OF SECURITY INTEREST;

CONTINUING LIABILITY UNDER COLLATERAL

(a) Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the personal property of such Grantor, including, without limitation, the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, with the property described in clause (c) of this Section 3, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Contracts;

(iv) all Deposit Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Instruments;

(ix) Insurance;

(x) all Intellectual Property;

(xi) all Inventory;

(xii) all Investment Property;

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(xiii) all Letter of Credit Rights;

(xiv) all Money;

(xv) all Vehicles;

(xvi) all Goods not otherwise described above;

(xvii) any Collateral Account;

(xviii) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xix) the following commercial tort claims set forth on Schedule 8; and

(xx) to the extent not otherwise included, all other property of the Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, none of the Excluded Assets or the Excluded Collateral shall constitute Collateral.

(b) The US Borrower hereby assigns and transfers to the UK Security Agent, and hereby grants to the UK Security Agent, for the ratable benefit of the UK Secured Parties, a security interest in all Canadian Investment Property wherever located and now owned or at any time hereafter acquired by the US Borrower or in which the US Borrower now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the UK Obligations, together with all books, records, ledger cards, files, correspondence, and similar items that at any time evidence or contain information relating to any of the Canadian Investment Property or are otherwise necessary or helpful in the collection thereof or realization thereupon, and to the extent not otherwise included, all Proceeds, products, accessions, and profits of any and all of the Canadian Investment Property.

(c) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and the US Borrower shall remain liable for all obligations under the Canadian Investment Property and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent, the UK Security Agent or any Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Collateral, including, without limitation, any Receivables, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and none of the Administrative Agent, the UK Security Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement

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or any other document related thereto nor shall the Administrative Agent, the UK Security Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral or the Canadian Investment Property, including, without limitation, any agreements relating to any Receivables, Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Administrative Agent or the UK Security Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and the Canadian Investment Property.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Arrangers, the Administrative Agent, the Syndication Agent, the UK Security Agent and the Lenders to enter into the First Lien Credit Agreement and to induce the Lenders to make their respective extensions of credit to the US Borrower and the Cayman Borrower thereunder, each Grantor and/or each Guarantor, as the case may be, hereby represents and warrants to the Secured Parties that:

4.1. Representations in First Lien Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the First Lien Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the US Borrower’s, Holdings’ or the Cayman Borrower’s knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Guarantor’s knowledge.

4.2. Title; No Other Liens. In the case of each Grantor, such Grantor owns each item of the Collateral and in the case of the US Borrower, it owns the Canadian Investment Property, free and clear of any and all Liens or claims, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, except for Permitted Liens. No financing statement, mortgage or other public notice with respect to all or any part of the Collateral or the Canadian Investment Property is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the applicable Secured Parties, and in favor of the UK Security Agent, for the ratable benefit of the UK Secured Parties, pursuant to this Agreement or as are permitted by the First Lien Credit Agreement and any other Loan Document.

4.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 3 (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent and the UK Security Agent in duly completed and duly executed form, as applicable, and may be filed by the Administrative Agent or the UK Security Agent at any time) and payment of all filing fees, will constitute valid fully perfected security interests (except as expressly provided herein) in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the applicable Secured Parties (it being

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understood and agreed that the Foreign Subsidiary Voting Stock in excess of 65% thereof constitutes a perfected security interest only to secure the UK obligations) for such Grantor’s Obligations and in all of the Canadian Investment Property in favor of the UK Security Agent, for the ratable benefit of the UK Secured Parties, as collateral security for the UK Obligations, and (ii) are prior to all other Liens on the Collateral and the Canadian Investment Property except for Permitted Liens. Without limiting the foregoing, subject to the limitations contained herein, each Grantor has taken all actions necessary or desirable, including without limitation those specified in Section 5.2 to: (i) establish the Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts (each as defined in the UCC) and establish the UK Security Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Canadian Investment Property (other than the Collateral) constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Securities Entitlements (each as defined in the UCC), (ii) establish the Administrative Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts, (iii) establish the Administrative Agent’s “control” (within the meaning of Section 9-107 of the UCC) over all Letter of Credit Rights, (iv) establish the Administrative Agent’s control (within the meaning of Section 9-105 of the UCC) over all Electronic Chattel Paper and (v) establish the Administrative Agent’s “control” (within the meaning of Section 16 of the Uniform Electronic Transaction Act as in effect in the applicable jurisdiction (“UETA”)) over all “transferable records” (as defined in UETA).

4.4. Name; Jurisdiction of Organization, etc. In the case of each Grantor, on the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational i.d. number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4. On the date hereof, each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 4, on the date hereof, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, which has not heretofore been terminated.

4.5. Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods or inventory in transit) are kept at the locations listed on Schedule 5.

(b) Any Inventory now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

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(c) On the date hereof, none of the Inventory or Equipment is (x) in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or (y) otherwise in the possession of any bailee or warehouseman.

4.6. Farm Products. None of the Collateral or the Canadian Investment Property constitutes, or is the Proceeds of, Farm Products.

4.7. Investment Property.

(a) Schedule 2 hereto (as such schedule may be amended from time to time) sets forth under the headings “Pledged Stock”, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule. Schedule 2 hereto (as such schedule may be amended from time to time) sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes owned by any Grantor and all of such Pledged Debt Securities and Pledged Notes have been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and the Intercompany Notes when issued will constitute all of the issued and outstanding inter-company indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor. Schedule 2 hereto (as such schedule may be amended from time to time) sets forth under the headings “Securities Accounts,” “Commodities Accounts,” and “Deposit Accounts” respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Revolving Credit Administrative Agent (as defined in the ABL Intercreditor Agreement), Administrative Agent or the Second Lien Administrative Agent pursuant hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account or any securities, commodities or other property credited thereto;

(b) (i) The shares of Pledged Equity Interests pledged by such Grantor to secure the UK Obligations hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor and (ii) the shares of Pledged Equity Interests pledged by such Grantor to secure the US Borrower Obligations hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer directly owned by such Grantor, or, in the case of Foreign Subsidiary Voting Stock, no more than 65% of the outstanding Foreign Subsidiary Voting Stock and non-voting Capital Stock of each relevant Issuer directly owned by such Grantor.

(c) All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable.

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(d) The terms of any uncertificated Pledged LLC Interests and Pledged Partnership Interests do not provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction); provided that if any such Pledged LLC Interests or Pledged Partnership Interests shall subsequently be governed by Article 8 of the Uniform Commercial Code, the Grantors shall give the Administrative Agent 30 days prior notice thereof and shall perfect the Administrative Agent’s security interest pursuant to the terms hereof.

(e) (i) There are no certificated Pledged LLC Interests or Pledged Partnership Interests which provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof, except those for which certificates relating thereto have been delivered to the Administrative Agent or the UK Security Agent pursuant to the terms hereof, and (ii) each applicable Grantor hereby covenants and agrees that, without the prior express written consent of the Administrative Agent or the UK Security Agent, it will not agree to any election by any partnership or limited liability company, as applicable, to treat the Pledged Partnership Interests or Pledged LLC Interests, as applicable, as securities governed by the Uniform Commercial Code of the “issuer’s jurisdiction” of such Grantor and in any event will promptly notify the Administrative Agent in writing if the representation set forth in Section 4.6(e) hereof becomes untrue for any reason and, in such event, take such action as the Administrative Agent or the UK Security Agent may request in order to establish the Administrative Agent’s or the UK Security Agent’s “control” (within the meaning of Section 8-106 of the Uniform Commercial Code) over such Pledged Partnership or Pledge LLC Interests, as applicable.

(f) In the case of each Grantor, such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

(g) Each Issuer that is an Affiliate and that is not a Grantor hereunder has executed and delivered to each of the Administrative Agent and the UK Security Agent, an Acknowledgment and Agreement, in substantially the form of Exhibit A, to the pledge of the Pledged Securities pursuant to this Agreement.

4.8. Receivables. No amount payable to any Grantor under or in connection with any Receivable in excess of $2,000,000 is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Administrative Agent or constitutes Electronic Chattel Paper that has not been subjected to the control (within the meaning of Section 9-105 of the UCC) of the Administrative Agent.

(b) None of the obligors on any Receivables included in the Collateral is a Governmental Authority.

(c) Each Receivable in excess of $5,000,000 that is included in the Collateral (i) to such Grantor’s knowledge, is and will be the legal, valid and binding obligation of the

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Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) to such Grantor’s knowledge, is and will be enforceable in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to Permitted Liens and refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) is and will be in compliance with all applicable laws and regulations except where such non-compliance would not reasonably be expected to have a Material Adverse Effect.

4.9. Contracts. Each Material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of each Grantor, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, except where the failure to be valid, enforceable and in full force and effect, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) Neither such Grantor nor (to such Grantor’s knowledge) any of the other parties to the Material Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(c) To Grantor’s knowledge, the right, title and interest of such Grantor in, to and under the Material Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Material Contract, including all amendments, supplements and other modifications thereto.

(e) No amount payable to such Grantor under or in connection with any Contract in excess of $2,500,000 is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Administrative Agent or constitutes Electronic Chattel Paper that is not under the Control of the Administrative Agent.

(f) None of the parties to any Contract is a Governmental Authority.

4.10. Intellectual Property. Schedule 6 lists all patents, patent applications, registered trademarks and applications for trademark registration, and copyright and copyright applications owned by such Grantor in its own name on the date hereof (the “Registered Intellectual Property”). Except as set forth in Schedule 6, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property and is otherwise entitled to use all such Intellectual Property.

(b) To the knowledge of the Grantors, on the date hereof, (i) all material Intellectual Property owned by a Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned and (ii) neither the operation of such Grantor’s business as currently conducted nor the use of the Intellectual Property in connection therewith which infringes, misappropriates, or dilutes the Intellectual Property Rights of any other Person.

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(c) Except as set forth in Schedule 6, on the date hereof (i) none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, and (ii) there are no other agreements, obligations, orders or judgments which affect a Grantor’s use of any material Intellectual Property.

(d) To the knowledge of each Grantor, the rights of such Grantor in or to the Intellectual Property owned by it do not infringe upon the Intellectual Property of any third party, and no claim has been asserted in writing that the use of such Intellectual Property does or may infringe upon the Intellectual Property rights of any third party, in either case, which conflict or infringement would reasonably be expected to have a Material Adverse Effect. There is currently no infringement or unauthorized use of any item of Intellectual Property that would reasonably be expected to have a Material Adverse Effect.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of, or such Grantor’s rights in, any Intellectual Property in any respect that would reasonably be expected to have a Material Adverse Effect. Such Grantor is not aware of any uses of any item of Intellectual Property that could reasonably be expected to lead to such item becoming invalid or unenforceable including, without limitation, unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with Trademarks and Trademark Licenses.

(f) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor’s ownership interest therein, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe any Patent, Trademark, Copyright, or any other Intellectual Property of any third party, (iii) alleging that any material Intellectual Property is being licensed, sublicensed or used in violation of any patent, trademark, copyright or any other right of any third party, or (iv) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property. Except as set forth in Schedule 6 hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any person with respect to any part of the Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Intellectual Property.

(g) With respect to each Copyright License, Trademark License and Patent License: (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other third party any rights, adverse or

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otherwise, under such license; and (vi) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license.

(h) Except as set forth in Schedule 6, such Grantor has performed all acts and has paid all required fees and taxes to maintain each and every item of material Intellectual Property in full force and effect and to protect and maintain its interest therein. Such Grantor has used proper statutory notice in connection with its use of each material Patent, Trademark and Copyright included in the Intellectual Property.

(i) To the knowledge of each Grantor: (i) none of the Trade Secrets owned by such Grantor has been misappropriated; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property.

(j) Such Grantor has made all filings and recordations necessary to record its ownership of Registered Intellectual Property including, without limitation, recordation of its interests in the Patents and Trademarks with the United States Patent and Trademark Office and in corresponding national and international patent offices, if applicable, and recordation of any of its interests in the Copyrights with the United States Copyright Office and in corresponding national and international copyright offices, if applicable.

(k) Such Grantor has taken commercially reasonable steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and provision of all services provided under or in connection with any item of Registered Intellectual Property and has taken commercially reasonable steps to ensure that all licensed users of any kind of Registered Intellectual Property use such consistent standards of quality.

(l) No Grantor is subject to any settlement or consents, judgment, injunction, order, decree, covenants not to sue, non-assertion assurances or releases that would impair the validity or enforceability of, or such Grantor’s rights in, any Intellectual Property.

4.11. Vehicles. Schedule 8 is a complete and correct list of all Vehicles owned by such Grantor on the date hereof.

4.12. Letter of Credit Rights. No Grantor is a beneficiary or assignee under any letter of credit (a) of less than $2,500,000 and (b) other than the letters of credit described on Schedule 9 hereto.

4.13. Commercial Tort Claims. No Grantor has any commercial tort claims in excess of $2,000,000.

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SECTION 5. COVENANTS

Each Grantor and each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of any Specified Hedge Agreement) shall have been paid in full and the Commitments shall have terminated or expired:

5.1. Covenants in First Lien Credit Agreement. Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

5.2. Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts. In the case of each Grantor, (a) if any of the Collateral in excess of $2,500,000 individually is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. Any Collateral not otherwise required to be delivered to the Administrative Agent in accordance with this subsection (a) shall be delivered to the Administrative Agent, at the request of the Administrative Agent, after an Event of Default has occurred and be continuing.

(b) If any of the Collateral is or shall become “Electronic Chattel Paper” such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses iii, iv and v of this paragraph), (ii) that such authoritative copy identifies the Administrative Agent as the assignee and is communicated to and maintained by the Administrative Agent or its designee, (iii) that copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Administrative Agent, (iv) that each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c) If any of the Collateral or the Canadian Investment Property (other than the Collateral) is or shall become evidenced or represented by an Uncertificated Security, such Grantor shall take commercially reasonable efforts to cause the Issuer thereof either (i) to register the Administrative Agent or the UK Security Agent, as the case may be, as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor, the Administrative Agent and the UK Security Agent, as the case may be, that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent or the UK Security Agent without further consent of such Grantor, such agreement to be in a form reasonably acceptable to the Administrative Agent or the UK Security Agent, as the case may be.

(d) Each Grantor shall maintain Securities Entitlements, Securities Accounts and Deposit Accounts with values in excess of $2,500,000 in each individual account, or $7,500,000 in the aggregate, only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Administrative Agent without further consent of such Grantor, such agreement to be substantially in the form of Exhibits E-1 and E-2, as the case may be.

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(e) If any of the Collateral is or shall become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Administrative Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Administrative Agent without further consent of such Grantor, such agreement to be in a form reasonably acceptable to the Administrative Agent.

(f) In addition to and not in lieu of the foregoing, if any Issuer of any Investment Property or Canadian Investment Property is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records, as may be necessary or as may be reasonably requested by the Administrative Agent or the UK Security Agent, as the case may be, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Administrative Agent and the UK Security Agent.

(g) In the case of any Letter of Credit Rights in excess of $2,500,000 individually each Grantor shall use commercially reasonable efforts to obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related Letter of Credit in accordance with Section 5-114(c) of the New York UCC.

5.3. Maintenance of Insurance. (a) In the case of each Grantor, such Grantor will maintain, with reputable insurance companies, insurance on all its property (including, without limitation, all Inventory, Equipment and Vehicles) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent and the UK Security Agent with copies for each Secured Party, upon written request, full information as to the insurance carried; provided that in any event such Grantor will maintain, to the extent obtainable on commercially reasonable terms, (i) property and casualty insurance on all real and personal property covering the repair or replacement cost of all such property and consequential loss coverage for business interruption and extra expense (which shall include construction expenses and such other business interruption expenses as are otherwise generally available to similar businesses), and (ii) public liability insurance. All such insurance with respect to such Grantor shall be provided by insurers or reinsurers which (x) in the case of United States insurers and reinsurers, have an A.M. Best policyholders rating of not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or reinsurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A- or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or, if the relevant insurance is not available from such insurers, such other insurers as the Administrative Agent and the UK Security Agent may approve in writing. All insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent and the UK Security Agent of written notice thereof, (ii) if reasonably requested by the Administrative Agent or the UK Security Agent, include a breach of warranty clause and (iii) be reasonably satisfactory in all other respects to the Administrative Agent and the UK Security Agent.

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(b) In the case of each Grantor, such Grantor will deliver to the Administrative Agent and the UK Security Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated such date showing the amount and types of insurance coverage as of such date, (ii) upon request of any Secured Party from time to time, full information as to the insurance carried, (iii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date, (iv) forthwith, notice of any cancellation or nonrenewal of coverage by such Grantor, and (v) promptly after such information is available to such Grantor, full information as to any claim for an amount in excess of $2,500,000 with respect to any property and casualty insurance policy maintained by such Grantor. The Administrative Agent and the UK Security Agent shall be named as additional insured on all such liability insurance policies of such Grantor and shall be named as loss payees on all property and casualty insurance policies of such Grantor.

(c) The US Borrower shall deliver to the Secured Parties a report of a reputable insurance broker with respect to such insurance substantially concurrently with the delivery by the US Borrower to the Administrative Agent and the UK Security Agent of its audited financial statements for each fiscal year and such supplemental reports of such insurance broker with respect to such insurance as the Administrative Agent or the UK Security Agent may from time to time reasonably request.

5.4. Maintenance of Perfected Security Interest; Further Documentation. In the case of each Grantor, (a) such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to Section 8.15.

(b) Such Grantor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Administrative Agent or the UK Security Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent or the UK Security Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent or the UK Security Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, and Canadian Investment Property (other than the Collateral), taking any actions necessary to enable the Administrative Agent or the UK Security Agent, as the case may be, to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit E-2.

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5.5. Changes in Locations, Name, Jurisdiction of Incorporation, etc. In the case of each Grantor, such Grantor will not, except upon 15 days’ prior written notice of such change to the Administrative Agent and delivery within 60 days after the date of such change to the Administrative Agent and the UK Security Agent of duly authorized and, where required, executed copies of (a) all additional financing statements and other documents reasonably requested by the Administrative Agent or the UK Security Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment (other than mobile goods) shall be kept:

(i) permit any of the Inventory or Equipment (other than mobile goods) to be kept at a location other than those listed on Schedule 5;

(ii) without limiting the prohibitions on mergers involving the Grantors contained in the First Lien Credit Agreement, change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

(iii) change its legal name, identity or structure to such an extent that any financing statement filed by the Administrative Agent or the UK Security Agent in connection with this Agreement would become misleading.

5.6. Notices. In the case of each Grantor, such Grantor will advise the Secured Parties promptly, in reasonable detail, of:

(a) any Lien (other than any Permitted Lien) on any of the Collateral which would adversely affect the ability of the Administrative Agent or the UK Security Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which would reasonably be expected to have a material adverse effect on a material portion of the Collateral or the related security interests created hereby.

5.7. Investment Property. In the case of each Grantor, and the US Borrower in respect of the Canadian Investment Property

(a) if such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock or other Pledged Equity Interest of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent or the UK Security Agent, as the case may be, in the exact form received, duly endorsed by such Grantor to the Administrative Agent or the UK Security Agent, as the case may be, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent or the UK Security Agent, as the case may be, so requests, signature guaranteed, to be held by the

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Administrative Agent or the UK Security Agent, subject to the terms hereof, as additional collateral security for the Obligations. If an Event of Default has occurred and is continuing, any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent and the UK Security Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent or the UK Security Agent, be delivered to the Administrative Agent (with a copy to the UK Security Agent) to be held by it hereunder as additional collateral security for the Obligations. If an Event of Default has occurred and is continuing, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent or the UK Security Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent and the UK Security Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of any Issuer (except, in each case, pursuant to a transaction permitted by the First Lien Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction expressly permitted by the First Lien Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and other Permitted Liens, (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor, the Administrative Agent or the UK Security Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (v) without the prior written consent of the Administrative Agent, cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (v), such Grantor shall promptly notify the Administrative Agent and the UK Security Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Administrative Agent’s “control” thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent and the UK Security Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Securities issued by it and (iii)

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the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent and the UK Security Agent and to the transfer of any Pledged Security to the Administrative Agent or the UK Security Agent or their nominees following an Event of Default and to the substitution of the Administrative Agent or the UK Security Agent or their nominees as a partner, member or shareholder of the Issuer of the related Pledged Security.

5.8. Receivables. In the case of each Grantor,

(a) other than consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables that are included in the Collateral.

(c) Each Grantor shall perform and comply in all material respects with all of its obligations with respect to the Receivables.

5.9. Contracts.

(a) Such Grantor will perform and comply in all material respects with all its obligations under the Material Contracts.

(b) Such Grantor will not amend, modify, terminate, waive or fail to enforce any provision of any Material Contract in any manner which would reasonably be expected to materially adversely affect the value of such Material Contract as Collateral or otherwise have a Material Adverse Effect.

(c) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract and shall also deliver to the Administrative Agent a copy of all new Material Contracts entered into after the date hereof.

5.10. Intellectual Property. In case of each Grantor,

(a) such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark and take all necessary steps to ensure that all licensed users of such Trademark maintain as in the past such quality, (iii)

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use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and the Intellectual Property Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor will not knowingly do, or to knowingly permit any Licensee to do any act whereby any material portion of the Copyrights owned by such Grantor may fall into the public domain.

(d) Such Grantor will not knowingly do any act that knowingly uses any material Intellectual Property owned by such Grantor to infringe the Intellectual Property rights of any other Person.

(e) Such Grantor will use required statutory notice in connection with the use of each material Patent, Trademark and Copyright included in the Registered Intellectual Property.

(f) Such Grantor will notify the Administrative Agent promptly if it knows that any application or registration relating to any material Registered Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material item of Registered Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g) Promptly upon such Grantor’s acquisition or creation of any copyrightable work, invention, trademark or other similar property the registration of which a Grantor deems to be material to the business of such Grantor, apply for registration thereof with the United States Copyright Office, the United States Patent and Trademark Office or such other offices as such Grantor deems advisable appropriate office. Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Secured Parties’ security interest in any such Copyright, Patent, Trademark or other Registered Intellectual Property.

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(h) Such Grantor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of material Registered Intellectual Property, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(i) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property, or abandon any application or any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor’s business and that the loss thereof would not reasonably be expected to have a Material Adverse Effect.

(j) In the event that any material Intellectual Property owned by a Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, if reasonably deemed appropriate, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(k) Such Grantor agrees that, should it obtain an ownership interest in any item of Intellectual Property which is not now a part of the Intellectual Property Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 3 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of Trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral, (iii) it shall give prompt (and, in any event within Five Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Administrative Agent in accordance herewith, and (iv) it shall provide the Administrative Agent promptly (and, in any event within Five Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) with an amended Schedule 6 hereto and take the actions specified in 5.11(m).

(l) Such Grantor agrees to execute a Trademark Security Agreement in substantially the form of Exhibit B-1, a Patent Security Agreement in substantially the form of Exhibit B-2, and a Copyright Security Agreement in substantially the form of Exhibit B-3, in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

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(m) Such Grantor agrees to execute an After-Acquired Intellectual Property Security Agreement with respect to its After-Acquired Intellectual Property in substantially the form of Exhibit C, in order to record the security interest granted herein to the Administrative Agent and the UK Security Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

(n) Such Grantor shall take commercially reasonable steps, consistent with past practice, to protect the secrecy of all material Trade Secrets.

5.11. Vehicles. With respect to any Vehicles with a value in excess of $200,000 acquired by such Grantor subsequent to the date hereof, within 60 days after the date of acquisition thereof, all applications for certificates of title or ownership indicating the Administrative Agent’s first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

SECTION 6. REMEDIAL PROVISIONS

6.1. Certain Matters Relating to Receivables. The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control, and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable and any Supporting Obligation, in each case, at its own expense; provided, however, that the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) If an Event of Default has occurred and is continuing, at the Administrative Agent’s request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2. Communications with Obligors; Grantors Remain Liable.

(a) If an Event of Default has occurred and is continuing, the Administrative Agent in its own name or in the name of others may communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

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(b) The Administrative Agent may at any time notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable or Contract of the security interest of the Administrative Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts directly to the Administrative Agent;

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3. Pledged Securities.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent or the UK Security Agent shall have given notice to the relevant Grantor or the US Borrower, as the case may be, of its intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer or consistent with past practice, to the extent permitted in the First Lien Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Administrative Agent’s or the UK Security Agent’s reasonable judgment, would impair the Collateral or the Canadian Investment Property, respectively, or which would be inconsistent with or result in any violation of any provision of the First Lien Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default has occurred and is continuing: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent or the UK Security Agent, as the case may be, who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Administrative Agent and the UK Security Agent shall have the right, upon five days’ prior written notice to any Grantor, to transfer all or any portion of the Investment Property or the Canadian Investment

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Property, as applicable, to its name or the name of its nominee or agent. In addition, the Administrative Agent and the UK Security Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property or the Canadian Investment Property, as applicable, for certificates or instruments of smaller or larger denominations. In order to permit the Administrative Agent and the UK Security Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent and the UK Security Agent all proxies, dividend payment orders and other instruments as the Administrative Agent and the UK Security Agent may from time to time reasonably request and each Grantor acknowledges that the Administrative Agent and the UK Security Agent may utilize the power of attorney set forth herein.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent and the UK Security Agent, as applicable, in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) following the occurrence and during the continuation of an Event of Default unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent or the UK Security Agent, as applicable.

6.4. Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5. Application of Proceeds. At such intervals as may be agreed upon by the US Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s or the UK Security Agent’s election, as applicable, the Administrative Agent or the UK Security Agent may, notwithstanding the provisions of Section 2.12 of the First Lien Credit Agreement, apply all or any part of the net Proceeds (after deducting fees and expenses as provided in Section 6.6) constituting Collateral or Canadian Investment Property realized through the exercise by the Administrative Agent or the UK Security Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to the Administrative Agent and/or the UK Security Agent, to pay incurred and unpaid fees and expenses of the Secured Parties under the Loan Documents;

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Second, to the Administrative Agent and/or the UK Security Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent and/or the UK Security Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have terminated or expired shall be paid over to the US Borrower or to whomsoever may be lawfully entitled to receive the same;

provided, however, that notwithstanding the forgoing, proceeds of any Foreign Subsidiary Voting Stock in excess of 65% thereof will not be applied to the US Borrower Obligations.

6.6. Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, and the UK Security Agent, on behalf of the UK Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Administrative Agent and the UK Security Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral or the Canadian Investment Property, as applicable, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or the Canadian Investment Property or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral or the Canadian Investment Property so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent or the UK Security Agent shall not be obligated to make any sale of Collateral or the Canadian Investment Property regardless of notice of sale having been given. The

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Administrative Agent or the UK Security Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent may sell the Collateral and the UK Security Agent may sell the Canadian Investment Property without giving any warranties as to the Collateral or the Canadian Investment Property. The Administrative Agent and the UK Security Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral or the Canadian Investment Property. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent and the UK Security Agent to dispose of the Collateral or the Canadian Investment Property or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or the Canadian Investment Property or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Administrative Agent and the UK Security Agent arising by reason of the fact that the price at which any Collateral or the Canadian Investment Property may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent or the UK Security Agent accepts the first offer received and does not offer such Collateral or the Canadian Investment Property to more than one offeree. Each Grantor further agrees, at the Administrative Agent’s or the UK Security Agent’s request, to assemble the Collateral or the Canadian Investment Property, as applicable, and make it available to the Administrative Agent or the UK Security Agent at places which the Administrative Agent or the UK Security Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall have the right to enter onto the property where any Collateral is located, subject to applicable law, and take possession thereof with or without judicial process.

(b) The Administrative Agent and the UK Security Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or the Canadian Investment Property or in any way relating to the Collateral or the Canadian Investment Property or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations and only after such application and after the payment by the Administrative Agent and the UK Security Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Administrative Agent or the UK Security Agent account for the surplus, if any, to any Grantor. If the Administrative Agent or the UK Security Agent sells any of the Collateral or the Canadian Investment Property upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Administrative Agent and the UK Security Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral or the Canadian Investment Property, the Administrative Agent and the UK Security Agent may resell the Collateral or the Canadian Investment Property and the Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder except to the extent arising from such Secured Party’s gross negligence and willful misconduct.

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(c) In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Administrative Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such Disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

6.7. Registration Rights. If the Administrative Agent or the UK Security Agent shall determine to exercise its right to sell any or all of the Pledged Equity Interests or the Pledged Debt Securities or the Canadian Investment Property pursuant to Section 6.6, and if in the opinion of the Administrative Agent or the UK Security Agent, as applicable, it is necessary or advisable to have the Pledged Equity Interests or the Pledged Debt Securities, or the Canadian Investment Property, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent or the UK Security Agent, as applicable, reasonably necessary or advisable to register the Pledged Equity Interests or the Pledged Debt Securities, or the Canadian Investment Property or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity Interests or the Pledged Debt Securities, or the Canadian Investment Property or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent or the UK Security Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to use its commercially reasonable efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent or the UK Security Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Each Grantor recognizes that the Administrative Agent or the UK Security Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities or the Canadian Investment Property, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent and the UK Security Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities or the Canadian Investment Property for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

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(c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests or the Pledged Debt Securities or the Canadian Investment Property pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the First Lien Credit Agreement or a defense of payment.

6.8. Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT AND UK SECURITY AGENT

7.1. Administrative Agent’s and UK Security Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, and the US Borrower hereby irrevocably constitutes and appoints the UK Security Agent and any officer or agent thereof, with full power of substitution, and the US Borrower hereby irrevocably constitutes and appoints the UK Security Agent and any officer or agent thereof, with full power of substitution, respectively, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent and the US Borrower gives the UK Security Agent (only with respect to (iv) and (v) below), the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

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(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral or the Canadian Investment Property; and

(v) (1) direct any party liable for any payment under any of the Collateral or the Canadian Investment Property to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or the UK Security Agent or as the Administrative Agent or the UK Security Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral or any Canadian Investment Property; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral or any of the Canadian Investment Property; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or the Canadian Investment Property or any portion thereof and to enforce any other right in respect of any Collateral or any Canadian Investment Property; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral or any Canadian Investment Property; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent or the UK Security Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral or the Canadian Investment Property as fully and completely as though the Administrative Agent or the UK Security Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s or the UK Security Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent or the UK Security Agent deems necessary to protect, preserve or realize upon the Collateral or the Canadian Investment Property and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1

(a) to the contrary notwithstanding, the Administrative Agent and the UK Security Agent agrees that, except as provided in Section 7.1(b), it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor or Guarantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent and the UK Security Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or

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compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Administrative Agent and the UK Security Agent shall not exercise this power without first making demand on the Grantor or Guarantor and the Grantor or Guarantor failing to immediately comply therewith.

(c) The expenses of the Administrative Agent and the UK Security Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due US Term Loans that are Base Rate Loans under the First Lien Credit Agreement, from the date that is three days after a demand for payment is made by the Administrative Agent and the UK Security Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent and the UK Security Agent on demand.

(d) Each Grantor or Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2. Duty of Administrative Agent and the UK Security Agent. The Administrative Agent’s and the UK Security Agent’s sole duties with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent and the UK Security Agent deals with similar property for its own account. Neither the Administrative Agent, the UK Security Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or the Canadian Investment Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or the Canadian Investment Property upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or the Canadian Investment Property or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral or the Canadian Investment Property and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

7.3. Execution of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, the Administrative Agent and the UK Security Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral and the Canadian Investment Property in such form and in such offices as the Administrative Agent or the UK Security Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent or the UK Security Agent under this Agreement. Each Grantor agrees that such financing

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statements may describe the collateral in the same manner as described in the Security documents or as “all assets” or “all personal property” of the undersigned, whether now owned or hereafter existing or acquired by the undersigned or such other description as the Administrative Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

7.4. Authority of Administrative Agent and the UK Security Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent and the UK Security Agent under this Agreement with respect to any action taken by the Administrative Agent or the UK Security Agent or the exercise or non-exercise by the Administrative Agent or the UK Security Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent or the UK Security Agent and the other applicable Secured Parties be governed by the First Lien Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent or the UK Security Agent, and the Grantors, the Administrative Agent or the UK Security Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5. Appointment of Co-Collateral Agents. At any time or from time to time, in order to comply with any Requirement of Law, the Administrative Agent and the UK Security Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent and the UK Security Agent, include provisions for indemnification and similar protections of such co-agent or separate agent). Each of the Administrative Agent and the UK Security Agent agrees that any Canadian Investment Property in its possession or control (or in the possession or control of its agents or bailees) shall be held by it as agent for the other, subject to the terms and conditions hereof.

SECTION 8. MISCELLANEOUS

8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor, the Administrative Agent and the UK Security Agent, subject to any consents required under Section 10.1 of the First Lien Credit Agreement.

8.2. Notices. All notices, requests and demands to or upon the Administrative Agent or the UK Security Agent, any Grantor, or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the First Lien Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3. No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence,

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omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4. Enforcement Expenses; Indemnification.

(a) Each Grantor and/or Guarantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Grantor and/or Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor and/or Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent and the UK Security Agent.

(b) Each Grantor and/or Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Grantor and/or Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the US Borrower or the Cayman Borrower would be required to do so pursuant to Section 10.5 of the First Lien Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the First Lien Credit Agreement and the other Loan Documents.

(e) Each Grantor and/or Guarantor agrees that the provisions of Section 2.20 of the First Lien Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

8.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and/or Guarantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor and/or Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the UK Security Agent.

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8.6. Set-Off. Each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without prior notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Guarantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Guarantor, in any currency, whether arising hereunder, under the First Lien Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Guarantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

8.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy and electronic PDF delivery), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Guarantors, the Administrative Agent, the UK Security Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN APPLICATION OF A DIFFERENT GOVERNING LAW.

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8.12. Submission to Jurisdiction; Waivers. Each of the Parties hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; and

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(b) Each Grantor and each Guarantor hereby irrevocably and unconditionally;

(i) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor and/or Guarantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent and the UK Security Agent shall have been notified pursuant thereto;

(ii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(iii) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13. Acknowledgments. Each Grantor and each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Loan Parties and the Secured Parties.

8.14. Additional Grantors. Each Subsidiary of the US Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the First Lien Credit Agreement shall become a Guarantor and/or Grantor, as the case may be, for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

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8.15. Releases.

(a) At such time as the Loans and the Obligations (other than Obligations in respect of any Specified Hedge Agreement or Letters of Credit) shall have been paid in full, each Letter of Credit shall have been cancelled or expired or been backstopped or cash collateralized, in each case, in amounts and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the UK Security Agent and the L/C Issuer, the Commitments have been terminated or expired, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the UK Security Agent and each Grantor and Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent and the UK Security Agent shall deliver to such Grantor any Collateral or Canadian Investment Property held by the Administrative Agent or the UK Security Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral or Canadian Investment Property shall be Disposed of by any Grantor in a transaction permitted by the First Lien Credit Agreement, then the Administrative Agent and the UK Security Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral or Canadian Investment Property. At the request and sole expense of the US Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be Disposed of in a transaction permitted by the First Lien Credit Agreement; provided that the US Borrower shall have delivered to the Administrative Agent or the UK Security Agent, at least five days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the US Borrower stating that such transaction is in compliance with the First Lien Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

(c) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent and the UK Security Agent subject to such Grantor’s rights under Section 9-509(d)(2) of the New York UCC.

8.16. WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND THE UK SECURITY AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17. ABL Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest in certain Collateral granted to the Administrative Agent or the UK Security Agent, as applicable pursuant to this Agreement and the exercise of any right

48

or remedy by the Administrative Agent or UK Security Agent, as applicable in respect of such Collateral hereunder are subject to the provisions of the ABL Intercreditor Agreement, dated as of May     , 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”), among (1) the US Borrower, (2) Edgen Murray Canada Inc., an Alberta company, (3) the Cayman Borrower, (4) Edgen Murray Corporation, a Nevada corporation, (5) Edgen Murray Europe Limited, a company organized under the laws of Scotland, (6) Holdings, (7) certain subsidiaries of Holdings as guarantors pursuant to the First Lien Credit Agreement, and the Second Lien Credit Agreement, (8) Holdings and certain subsidiaries of Holdings as guarantors pursuant to the Revolving Credit Agreement, (9) JPMorgan Chase Bank, N.A., in its capacity as U.S. collateral agent for the Revolving Credit Obligations, (10) JPMorgan Chase Bank, N.A., Toronto Branch as Canadian collateral agent for the Revolving Credit Obligations, (11) J.P. Morgan Europe Limited, as U.K. collateral agent for the Revolving Credit Obligations, (12) JPMorgan Chase Bank, N.A., in its capacity as U.S. administrative agent for the Revolving Credit Obligations, (13) JPMorgan Chase Bank, N.A., Toronto Branch as Canadian administrative agent for the Revolving Credit Obligations, (14) J.P. Morgan Europe Limited as U.K. administrative agent for the Revolving Credit Obligations, (15) LCPI, in its capacity as collateral agent for the First Lien Term Loan Obligations, (16) LCPI, in its capacity as administrative agent for the First Lien Term Loan Obligations, (17) LCPI, in its capacity as collateral agent for the Second Lien Term Loan Obligations, and (18) LCPI, in its capacity as administrative agent for the Second Lien Term Loan Obligations, and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Agreement, the terms of the ABL Intercreditor Agreement shall govern and control. The foregoing is only applicable to any Revolving Credit Primary Collateral as defined in the ABL Intercreditor Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

EDGEN MERGER CO.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EDGEN MURRAY II, L.P.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer and Secretary

EDGEN MURRAY CANADA INC.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary/Treasurer

The undersigned hereby agrees to be joined as a Grantor hereunder upon the effectiveness of the merger of Edgen Murray Corporation and Edgen Merger Co.

EDGEN MURRAY LLC

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer and Secretary

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The undersigned hereby confirms that, as a result of the merger with Edgen Merger Co., it hereby assumes all of the rights and obligations of Edgen Merger Co. under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption by operation of law) and hereby agrees to be jointed to this Agreement as a Grantor hereunder.

EDGEN MURRAY CORPORATION

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President, Chief Financial Officer and Secretary

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:	/s/ Laurie Perper
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as UK Security Agent

By:	/s/ Laurie Perper
Name:
Title:

Schedules

[The schedules to this agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to this agreement to the Securities and Exchange Commission upon its request.]

Exhibit A to

the First Lien Guarantee and Collateral Agreement

FORM OF ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of                  , 2007 (the “Agreement”), made by the Grantors party thereto for the benefit of Lehman Commercial Paper Inc., as administrative agent and UK security agent; capitalized terms used but not defined herein have the meanings given such terms therein. The undersigned agrees for the benefit of the Administrative Agent, the UK Security Agent and the Lenders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned confirms the statements made in the Agreement with respect to the undersigned including, without limitation, in Section 4.7 and Schedule 2.

3. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

4. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By
Name:
Title:

Address for Notices:

Fax:

A-1

Exhibit B-1 to

the First Lien Guarantee and Collateral Agreement

FORM OF FIRST LIEN TRADEMARK SECURITY AGREEMENT

FIRST LIEN TRADEMARK SECURITY AGREEMENT dated as of May     , 2007 (as amended, restated, supplemented or otherwise modified, the “Trademark Security Agreement”), made by each of the signatories hereto other than the Administrative Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the First Lien Credit Agreement dated as of May     , 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Edgen Murray II, L.P., a Delaware limited partnership (“Holdings”), Edgen Merger Co., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), Edgen Murray Cayman Corporation, a Cayman Islands exempted company (the “Cayman Borrower”), the Lenders party thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint lead arrangers and joint Bookrunners, Lehman Commercial Paper Inc., as syndication agent and as administrative agent, and (ii) the other Secured Parties.

W I T N E S S E T H:

WHEREAS, Grantors are party to a First Lien Guarantee and Collateral Agreement dated as of May     , 2007 (the “Guarantee and Collateral Agreement”) between each of the Grantors and the other grantors party thereto, the Administrative Agent and the UK Security Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the First Lien Credit Agreement, the Grantors hereby agree with the Administrative Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral.

(a) Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor has or at any time in the future may acquire any right, title and interest (collectively, the “Trademark Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of such Grantor’s Obligations:

(i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, designs and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed on Schedule I hereto,

B-1-1

(ii) the right to, and to obtain, all renewals thereof,

(iii) the goodwill of the business connected with the use of and symbolized by the foregoing, and

(iv) the right to sue for past, present and future infringements or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit;

provided that notwithstanding any other provision set forth in this Section 2, this Trademark Security Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time: (i) an Excluded Asset or (ii) an application to register a Trademark in the U.S. Patent and Trademark Office based on a Grantor’s “intent to use” such Trademark, provided that at such time a Statement of Use or Amendment to Allege Use is filed therein such Trademark application shall be considered automatically included in the Trademark Collateral.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Trademark Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Trademark Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Trademark Security Agreement or any other document related hereto nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Trademark Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Trademark Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

B-1-2

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Applicable Law. This Trademark Security Agreement shall be construed in accordance with and governed by, the laws of the State of New York.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed by one or more of the parties to this Trademark Security Agreement on any number of separate counterparts (including by facsimile) and all of said counterparts together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

B-1-3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

EDGEN MURRAY CORPORATION

By:
Name:
Title:

Accepted and Agreed:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

B-1-4

Schedule I to

the Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

[See attached]

B-1-I-1

Exhibit B-2 to

the First Lien Guarantee and Collateral Agreement

FORM OF FIRST LIEN PATENT SECURITY AGREEMENT

FIRST LIEN PATENT SECURITY AGREEMENT dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified, the “Patent Security Agreement”), made by each of the signatories hereto other than the Administrative Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the First Lien Credit Agreement dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Edgen Murray II, L.P., a Delaware limited partnership (“Holdings”), Edgen Merger Co., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), Edgen Murray Cayman Corporation, a Cayman Islands exempted company (the “Cayman Borrower”), the Lenders party thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint lead arrangers and joint Bookrunners, Lehman Commercial Paper Inc., as syndication agent and as administrative agent, and (ii) the other Secured Parties.

W I T N E S S E T H:

WHEREAS, Grantors are party to a First Lien Guarantee and Collateral Agreement dated as of [            ], 2007 (the “Guarantee and Collateral Agreement”) between each of the Grantors and the other grantors party thereto, the Administrative Agent and the UK Security Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the First Lien Credit Agreement, the Grantors hereby agree with the Administrative Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral.

(a) Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor has or at any time in the future may acquire any right, title and interest (collectively, the “Patent Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of such Grantor’s Obligations:

(i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule I hereto (as such schedule may be amended or supplemented from time to time), (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule I hereto (as such schedule may be amended or supplemented from time to time), and (iii) all rights to obtain any reissues or extensions of the foregoing (collectively, “Patents”),

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(ii) all agreements, whether written or oral, providing for the grant by or to Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 1 hereto (collectively, “Patent Licenses”), and

(iii) to the extent not otherwise included, all Proceeds of any of the foregoing,

provided that notwithstanding any other provision set forth in this Section 2, this Patent Security Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time an Excluded Asset.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Patent Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Patent Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Patent Security Agreement or any other document related hereto nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Patent Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Patent Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event

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that any provision of this Patent Security Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Applicable Law. This Patent Security Agreement shall be construed in accordance with and governed by, the laws of the State of New York.

SECTION 5. Counterparts. This Patent Security Agreement may be executed by one or more of the parties to this Patent Security Agreement on any number of separate counterparts (including by facsimile) and all of said counterparts together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Accepted and Agreed:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

B-2-4

Schedule I to

the Patent Security Agreement

SECURED PATENTS

[See attached]

B-2-I-1

Exhibit B-3 to

the First Lien Guarantee and Collateral Agreement

FORM OF FIRST LIEN COPYRIGHT SECURITY AGREEMENT

FIRST LIEN COPYRIGHT SECURITY AGREEMENT dated as of [            ], 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”), made by each of the signatories hereto other than the Administrative Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the First Lien Credit Agreement dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Edgen Murray II, L.P., a Delaware limited partnership (“Holdings”), Edgen Merger Co., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), Edgen Murray Cayman Corporation, a Cayman Islands exempted company (the “Cayman Borrower”), the Lenders party thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint lead arrangers and joint Bookrunners, Lehman Commercial Paper Inc., as syndication agent and as administrative agent, and (ii) the other Secured Parties.

W I T N E S S E T H:

WHEREAS, Grantors are party to a First Lien Guarantee and Collateral Agreement dated as of [            ], 2005 (the “Guarantee and Collateral Agreement”) between each of the Grantors and the other grantors party thereto, the Administrative Agent and the UK Security Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the First Lien Credit Agreement, the Grantors hereby agree with the Administrative Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. Grant and Confirmation of Security Interest in Copyright Collateral.

(a) Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor has or at any time in the future may acquire any right, title and interest (collectively, the “Copyright Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of such Grantor’s Obligations:

(i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed on Schedule I hereto (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office,

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(ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue for past, present and future infringements of any of the foregoing, and

(iii) all proceeds of the foregoing, including license, royalties, income, payments, claims, damages, and proceeds of suit; and

provided that notwithstanding any other provision set forth in this Section 2, this Copyright Security Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Copyright Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Copyright Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Copyright Security Agreement or any other document related hereto nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Copyright Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Copyright Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

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SECTION 4. Filing Fees. Within two business days of the date hereof Grantors shall provide Latham & Watkins LLP a check in the amount of $             in payment of the filing fees and expenses for this Agreement. In the event that such amount shall prove to be insufficient to cover all fees and expenses incurred in connection with the filing of this Agreement, Grantors shall reimburse Latham & Watkins for any additional out-of-pocket expenses.

SECTION 5. Applicable Law. This Copyright Security Agreement shall be construed in accordance with and governed by, the laws of the State of New York.

SECTION 6. Counterparts. This Copyright Security Agreement may be executed by one or more of the parties to this Copyright Security Agreement on any number of separate counterparts (including by facsimile) and all of said counterparts together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Accepted and Agreed:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

B-3-4

Schedule I to

the Copyright Security Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS

B-3-I-1

Exhibit C to

the First Lien Guarantee and Collateral Agreement

FORM OF AFTER-ACQUIRED INTELLECTUAL PROPERTY SECURITY AGREEMENT

(FIRST SUPPLEMENTAL FILING)

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (FIRST SUPPLEMENTAL FILING), dated as of                      , 2007 (as amended, supplemented or otherwise modified from time to time, the “First Supplemental Intellectual Property Security Agreement”), is made by each of the signatories hereto (collectively, the “Grantors”) in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the First Lien Credit Agreement referred to below).

WHEREAS, Edgen Murray II, L.P., a Delaware limited partnership, Edgen Merger Co., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), Edgen Murray Cayman Corporation, a Cayman exempted company, have entered into a First Lien Credit Agreement, dated as of May __, 2007 (as amended, supplemented, replaced or otherwise modified from time to time, the “First Lien Credit Agreement”), with the banks and other financial institutions and entities from time to time party thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint lead arrangers and joint bookrunners, Lehman Commercial Paper Inc. (“LCPI”), as syndication agent, administrative agent and as UK security agent. Capitalized terms used and not defined herein have the meanings given such terms in the First Lien Credit Agreement.

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the US Borrower under the First Lien Credit Agreement that the Grantors shall have executed and delivered that certain First Lien Guarantee and Collateral Agreement, dated as of May     , 2007, in favor of LCPI as administrative agent and the UK security agent (as amended, supplemented, replaced or otherwise modified from time to time, the “First Lien Guarantee and Collateral Agreement”).

WHEREAS, under the terms of the First Lien Guarantee and Collateral Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property, including but not limited to After-Acquired Intellectual Property of the Grantors to the Administrative Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this First Supplemental Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

WHEREAS, the [Trademark/Patent/Copyright] Security Agreement was recorded against certain United States Intellectual Property at [INSERT REEL/FRAME NUMBER] [IF SECOND OR LATER SUPPLEMENT, ADD PRIOR REEL/FRAME NUMBERS].

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “Intellectual Property Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1, all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademarks”);

(b) (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 1, all certificates of invention or similar property rights, all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof (collectively, the “Patents”);

(c) (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1 (“Copyrights”);

(d) (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing identified in Schedule 1 (collectively, the “Trade Secrets”);

(e) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and (C) any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright including, without limitation, any of the foregoing identified in Schedule 1; and

(f) any and all proceeds of the foregoing.

SECTION 2. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this First Supplemental Intellectual Property Security Agreement.

SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 4. Governing Law. This First Supplemental Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5. Conflict Provision. This First Supplemental Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the First Lien Guarantee and Collateral Agreement and the First Lien Credit Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the First Lien Guarantee and Collateral Agreement and the First Lien Credit Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this First Supplemental Intellectual Property Security Agreement are in conflict with the First Lien Guarantee and Collateral Agreement or the First Lien Credit Agreement, the provisions of the First Lien Guarantee and Collateral Agreement or the First Lien Credit Agreement shall govern.

IN WITNESS WHEREOF, each of the undersigned has caused this First Supplemental Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Schedule 1 to

the First Supplemental Intellectual Property Security Agreement

Schedule 1-1

Exhibit D to

the First Lien Guarantee and Collateral Agreement

[Reserved]

D-1

Exhibit E-1 to

the First Lien Guarantee and Collateral Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [            ], 2007 (this “Agreement”) among [                    ] (the “Debtor”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), in its capacity as administrative agent, UK security agent and collateral agent for the First Lien Claimholders (as defined in the Second Lien Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “First Lien Collateral Agent”), LCPI, in its capacity as administrative agent and collateral agent for the Second Lien Claimholders (as defined in the Second Lien Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Agents”) and [                    ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned in the Second Lien Intercreditor Agreement dated as of [__], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”) among the Debtor, the other Guarantors party thereto and the Collateral Agents. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to that certain First Lien Guarantee and Collateral Agreement dated as of [        ], 2007, among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Second Lien Guarantee and Collateral Agreement dated as of [        ], 2007 (collectively, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a separate security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect each of the First Lien Collateral Agent and the Second Lien Collateral Agent’s security interest in such Securities Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Securities Account and the Second Lien Collateral Agent shall have a second priority security interest in such Securities Account in accordance with the Second Lien Intercreditor Agreement. The Securities Intermediary hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Securities Account and hereby acknowledges and consents to such liens.

Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary

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shall not change the name or account number of the Securities Account or close the Securities Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent, or (iii) prior to delivery pursuant to Section 9(a) of a Blocking Notice delivered by the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B attached hereto (“Blocking Notice”), the Debtor;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreements will be promptly credited to the Securities Account; and

(d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 4. Control of the Securities Account. Notwithstanding anything to the contrary contained herein, after such time as the Securities Intermediary has received a Blocking Notice delivered under Section 9(a), if at any time the Securities Intermediary shall receive any order from the First Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. After such time as the Securities Intermediary has received a Blocking Notice delivered under Section 9(a), if at any time the Securities Intermediary shall receive any entitlement order from the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person; provided that, prior to receipt by the Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Securities Intermediary shall not comply with any entitlement order issued by the Second Lien Collateral Agent without the written consent of the First Lien Collateral Agent. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Blocking Notice delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Blocking Notice

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delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the written consent of the First Lien Collateral Agent or following the receipt by Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent), if applicable, the Securities Intermediary shall follow the orders issued by the applicable Collateral Agent.

Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agents. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agents (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 7. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c) The Securities Intermediary hereby confirms and agrees that:

(i) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4 hereof.

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Section 8. Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify in writing the Collateral Agents and the Debtor thereof.

Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 4 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) Blocking Notice. If at any time the First Lien Collateral Agent or, after delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent, as the case may be, delivers to the Securities Intermediary a Blocking Notice in substantially the form set forth in Exhibit B hereto, the Securities Intermediary agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Securities Account from the Debtor.

(b) Voting Rights. Until such time as the Securities Intermediary receives a Blocking Notice pursuant to subsection (a) of this Section 9, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(c) Permitted Investments. Until such time as the Securities Intermediary receives a Blocking Notice signed by the applicable Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

(d) Statements. The Securities Intermediary will promptly send copies of all statements concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 13 of this Agreement.

(e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

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(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 11. Indemnification of Securities Intermediary. The Debtor and the Collateral Agents hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence or willful misconduct until the termination of this Agreement.

Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered, in person or otherwise, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, addressed to the party at the address set forth below.

Debtor:	[ ]

Attention:
Telecopier:

with a copy to:

[ ]

Attention:
Telecopier No.:
Telephone No.:

Collateral Agents:	LEHMAN COMMERCIAL PAPER INC.

Attention:
Telecopier:

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with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attention: Christopher R. Plaut
Telecopier No.: (212) 751-4864

Securities Intermediary:	[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 14. Termination. The obligations of the Securities Intermediary to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interest of both Collateral Agents in the Securities Account has been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agents agree to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of such Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreements, such Notice of Termination to be delivered by the Second Lien Collateral Agent only after such notice has been delivered by the First Lien Collateral Agent. This Agreement may be terminated by the Debtor at any time after the Collateral Agents cease to have any security interest in the Securities Account, provided that no such termination by the Debtor shall be effective unless the Securities Intermediary shall have received written notice from the Collateral Agent confirming that such security interest no longer exists. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 15. Rights in Securities Account. It is understood and agreed that nothing in this Agreement shall give the Collateral Agents any benefit or legal or equitable right, remedy or claim under any other agreement between the Debtor and the Securities Intermediary.

Section 16. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

E-1-6

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[ ]

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as First Lien Collateral Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

E-1-7

Exhibit A to

the Securities Account Control Agreement

NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Letterhead of First Lien Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Re:	Securities Account Control Agreement dated as of , 200 (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [ ] (the “Company”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), LCPI, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF SECURITIES INTERMEDIARY] re securities account number and all financial assets credited thereto (the “Account”).

Ladies and Gentlemen:

You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with entitlement orders originated by the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Account without our consent, the consent of the Company or the consent of any other person.

Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

LEHMAN COMMERCIAL PAPER INC., as First Lien Collateral Agent

By:
Authorized Signatory

cc: [NAME OF THE DEBTOR]

E-1-A-1

Exhibit B to

the Securities Account Control Agreement

[Letterhead of applicable Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Blocking Notice

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of             , 200     among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number                          (the “Securities Account”) and all financial assets credited thereto as a result of an Event of Default (as defined in the First Lien Credit Agreement or Second Lien Credit Agreement, as applicable) which is continuing. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from the Debtor.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

LEHMAN COMMERCIAL PAPER INC., as [First/Second] Lien Collateral Agent

By:
Authorized Signatory / Name:
Title:

cc: [NAME OF THE DEBTOR]

E-1-B-1

Exhibit C to

the Securities Account Control Agreement

[Letterhead of applicable Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of             , 200     among you, [NAME OF THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)                     from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

LEHMAN COMMERCIAL PAPER INC., as [First/Second] Lien Collateral Agent

By:
Authorized Signatory / Name:
Title:

E-1-C-1

Exhibit E-2 to

the First Lien Guarantee and Collateral Agreement

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of [            ], 2007 (this “Agreement”) among [            ] (the “Debtor”), LEHMAN COMMERCIAL PAPER INC., as administrative agent, UK security agent and collateral agent for the First Lien Claimholders (the “First Lien Collateral Agent”), LEHMAN COMMERCIAL PAPER INC., as administrative agent and collateral agent for the Second Lien Claimholders (the “Second Lien Collateral Agent”; together with the First Lien Collateral Agent, the “Collateral Agents”), and [            ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Second Lien Intercreditor Agreement, dated as of [            ], 2007, (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”) among the Debtor and the Collateral Agents. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to that certain First Lien Guarantee and Collateral Agreement dated as of [    ], 2007, among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Second Lien Guarantee and Collateral Agreement dated as of [    ], 2007 (collectively, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a separate security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect each of the First Lien Collateral Agent’s and the Second Lien Collateral Agent’s security interest in the Deposit Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in the Deposit Account and the Second Lien Collateral Agent shall have a second priority security interest in the Deposit Account (which relationship between the Collateral Agents is set forth in the Second Lien Intercreditor Agreement). The Financial Institution hereby acknowledges that it has received notice of the respective security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in the Deposit Account and hereby acknowledges and consents to such liens.

Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account or close the Deposit Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent, (ii) subsequent to

E-2-1

delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent, or (iii) prior to delivery pursuant to Section 8(a) of a Blocking Notice delivered by the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B hereto (“Blocking Notice”), the Debtor; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Section 3. Control of the Deposit Account. Notwithstanding anything to the contrary contained herein, after such time as the Securities Intermediary has received a Blocking Notice delivered under Section 8(a), if at any time the Financial Institution shall receive any instructions originated by the First Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. After such time as the Securities Intermediary has received a Blocking Notice delivered under Section 8(a), if at any time the Financial Institution shall receive any instructions originated by the Second Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person; provided that, prior to receipt by the Financial Institution of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Financial Institution shall not comply with instructions originated by the Second Lien Collateral Agent without the written consent of the First Lien Collateral Agent. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Blocking Notice delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account and such instructions conflict with any instructions issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the written consent of the First Lien Collateral Agent or following the receipt by Financial Institution of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent), if applicable, the Financial Institution shall follow the instructions issued by the applicable Collateral Agent.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

E-2-2

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c) The Financial Institution hereby confirms and agrees that:

(i) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with instructions orders as set forth in Section 3 hereof.

Section 7. Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Debtor in the Deposit Account, the Financial Institution does not know of any claim to or interest in, the Deposit Account or in any “funds” (as defined in Section 9-104 of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify in writing the Collateral Agents and the Debtor thereof.

Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Blocking Notice. If at any time the First Lien Collateral Agent, or after delivery of a Notice of Termination of First Lien Obligations by the First Lien Collateral Agent, or the Second Lien Collateral Agent, as the case may be, delivers to the Financial Institution a Blocking Notice in substantially the form set forth in Exhibit B hereto, the Financial Institution agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Deposit Account from the Debtor.

(b) Withdrawal Requests. Until such time as the Financial Institution receives a Blocking Notice pursuant to Section (a) of this Section 8, the Debtor may request withdrawal of, or transfer of, funds or property from the Deposit Account.

E-2-3

(c) Statements. The Financial Institution will promptly send copies of all statements concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 11 of this Agreement; and

(d) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 10. Indemnification of Financial Institution. The Debtor and the Collateral Agents hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence or willful misconduct until the termination of this Agreement.

Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered, in person or otherwise, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, addressed to the party at the address set forth below.

Debtor:	[ ]

Attention:
Telecopier:

E-2-4

with a copy to:

[ ]

Attention:
Telecopier No.:
Telephone No.:

Collateral Agents:	LEHMAN COMMERCIAL PAPER INC.

Attention:
Telecopier:

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attention: Christopher R. Plaut
Telecopier No.: (212) 751-4864

Financial Institution:	[ ]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 13. Termination. The obligations of the Financial Institution to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agents in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the applicable Collateral Agent has notified the Financial Institution of such termination in writing. Each Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Financial Institution upon the request of the Debtor on or after the termination of the applicable Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement, such notice to be delivered by the Second Lien Collateral Agent only after such delivery by the First Lien Collateral Agent. This Agreement may be terminated by the Debtor at any time after the Collateral Agents cease to have any security interest in the Deposit Account, provided that no such termination by the Debtor shall be effective unless the Financial Institution shall have received written notice from the Collateral Agents confirming that such security interest no longer exists. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

E-2-5

Section 14. Rights in Deposit Account. It is understood and agreed that nothing in this Agreement shall give the Collateral Agents any benefit or legal or equitable right, remedy or claim under any other agreement between the Debtor and the Financial Institution.

Section 15. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 16. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of page intentionally left blank]

E-2-6

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[ ]

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC. as First Lien Collateral Agent

By:
Name:
Title:	Authorized Signatory

LEHMAN COMMERCIAL PAPER INC. as Second Lien Collateral Agent

By:
Name:
Title:	Authorized Signatory

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

E-2-7

Exhibit A to

the Deposit Account Control Agreement

NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Letterhead of applicable Collateral Agent]

[Date]

[Name and Address of Financial Institution]

Re:	Securities Account Control Agreement dated as of , 200 (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [ ] (the “Company”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), LCPI, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re securities account number and all financial assets credited thereto (the “Account”).

Ladies and Gentlemen:

You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with entitlement orders originated by the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Account without our consent, the consent of the Company or the consent of any other person.

Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

LEHMAN COMMERCIAL PAPER INC., as First Lien Collateral Agent

By:
Authorized Signatory

cc: [NAME OF THE DEBTOR]

E-2-A-1

Exhibit B to

the Deposit Account Control Agreement

[Letterhead of applicable Collateral Agent]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Blocking Notice

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of             , 200     among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number                      (the “Deposit Account”) and all funds deposited therein as a result of an Event of Default (as defined in the First Lien Credit Agreement or Second Lien Credit Agreement, as applicable) which is continuing. You are hereby instructed not to accept any direction, instructions or orders with respect to the Deposit Account or the funds deposited therein from the Debtor.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

LEHMAN COMMERCIAL PAPER INC., as [First/Second] Lien Collateral Agent]

By:
Authorized Signatory / Name:
Title:

cc: [NAME OF THE DEBTOR]

E-2-B-1

Exhibit C to

the Deposit Account Control Agreement

[Letterhead of applicable Collateral Agent]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of                     , 200[    ] among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)                     from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

LEHMAN COMMERCIAL PAPER INC., as [First/Second] Lien Collateral Agent

By:
Authorized Signatory / Name:
Title:

E-2-C-1

Annex 1 to

the First Lien Guarantee and Collateral Agreement

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of                         , 200    , made by                                              , a                              corporation (the “Additional Grantor”), in favor of Lehman Commercial Paper Inc. (“LCPI”), as administrative agent for (i) the banks and other financial institutions and entities parties to the First Lien Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the First Lien Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such First Lien Credit Agreement.

W I T N E S S E T H:

WHEREAS, Edgen Murray II, L.P., a Delaware limited partnership (“Holdings”), Edgen Murray Co., a Nevada corporation (which will merge with and into Edgen Murray Corporation, a Nevada corporation, on the Closing Date) (the “US Borrower”), Edgen Murray Cayman Corporation, a Cayman exempted company, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc. and Jefferies Finance LLC, as joint lead arrangers and joint bookrunners, LCPI, as syndication agent, the administrative agent and as UK security agent, have entered into a First Lien Credit Agreement, dated as of May     , 2007 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, in connection with the First Lien Credit Agreement, the US Borrower, Edgen Murray LLC, a Delaware limited liability company, Holdings and certain of its Subsidiaries (other than the Additional Grantor) have entered into the First Lien Guarantee and Collateral Agreement, dated as of May     , 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Guarantee and Collateral Agreement”) in favor of (A) LCPI as Administrative Agent for the Secured Parties and (B) LCPI, as UK Security Agent for the UK Secured Parties;

WHEREAS, the First Lien Credit Agreement requires the Additional Grantor to become a party to the First Lien Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the First Lien Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. First Lien Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the First Lien Guarantee and Collateral Agreement, hereby becomes a party to the First Lien Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby

Annex 1-1

expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [                                ] to the First Lien Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the First Lien Guarantee and Collateral Agreement is true and correct as they relate to the Additional Grantor on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD RESULT IN APPLICATION OF A DIFFERENT GOVERNING LAW.

Annex 1-2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-3

Annex 1-A to

the Assumption Agreement

Annex 1-A-1